EATON VANCE LOGO(R)                                    [PHOTO OF BRICK WALL]






                     ANNUAL REPORT MARCH 31, 2002


[PHOTO OF HIGHWAY]


                                   EATON VANCE
                                    NATIONAL
                                     LIMITED
                                    MATURITY
                                   MUNICIPALS
                                      FUND




[PHOTO OF BRIDGE]

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
THOMAS J. FETTER
PRESIDENT

As a major financing mechanism for local and state public initiatives, the municipal bond market is among the most complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal securities, with 1.5 million separate bond issues outstanding. Not surprisingly, given the complexity and diversity of this market, our professional trading expertise and research capabilities provide a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the fundamentals within this dynamic market.

The Municipal Bond Market:
A $1.5 trillion over-the-counter financial marketplace...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

Bond prices and yields are influenced by many fundamental and technical factors...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

     -    Coupon;
     -    Maturity;
     -    Call provisions;
     -    Trading characteristics of similar, bellwether bonds;
     -    Supply and demand for the bond;
     -    Creditworthiness of the issuer;
     -    Frequency of bond issuance by issuer; and
     -    Trading volume of the issue.

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

Experience, support and market presence can provide an advantage...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.


                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter
                                       President
                                       April 10, 2002

MANAGEMENT DISCUSSION

AN INTERVIEW WITH WILLIAM H. AHERN, PORTFOLIO MANAGER OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND.

[PHOTO OF WILLIAM H. AHERN]

WILLIAM H. AHERN
PORTFOLIO MANAGER

Q:   Bill, how did the Fund perform during the past year?

A: Eaton Vance National Limited Maturity Municipals Fund Class A had a total return of 3.39% during the year ended March 31, 2002, the result of a decrease in net asset value per share (NAV) to $9.86 on March 31, 2002 from $10.04 on March 31, 2001, and the reinvestment of $0.513 in dividends.(1)

     Class B shares had a total return of 2.58% for the year ended March 31, 2002, the result of a decrease in NAV to $9.86 on March 31, 2002 from $10.04 on March 31, 2001, and the reinvestment of $0.434 in dividends.(1)

     Class C shares had a total return of 2.58% for the year ended March 31, 2002.(1) That return was the result of a decrease in NAV to $9.24 on March 31, 2002 from $9.40 on March 31, 2001, and the reinvestment of $0.401 in dividends.(1)

     Based on the Fund's most recent dividends and NAVs on March 31, 2002 of $9.86 per share for Class A and Class B, and $9.24 for Class C, the distribution rates were 5.07%, 4.26% and 4.22%, respectively.(2) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 8.26%, 6.94% and 6.87%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at March 31 were 4.43%, 3.77% and 3.77%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 7.21%, 6.14% and 6.14%, respectively.(3)

Q:   How would you characterize the municipal bond market over the past year?

A: The Federal Reserve tried to jump-start the economy in 2001. Continuing the rate cuts begun in January 2001, the Fed reduced its benchmark Federal Funds rate - a key short-term interest rate barometer - a total of 475 basis points (4.75%) during the year. Those moves generated a strong bond market rally. However, by early November, the rally had more or less run its course, as evidence suggested that the recession would be shorter and shallower than anticipated. Interest rates began to move higher, and bond prices, which move in the opposite direction of interest rates, trended lower.

Fund Information
  as of March 31, 2002

PERFORMANCE(5)                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                                            3.39%     2.58%     2.58%
Five Years                                          4.76      3.95      3.80
Life of Fund+                                       4.82      4.36      3.27


SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                                            1.07%    -0.37%     1.60%
Five Years                                          4.29      3.95      3.80
Life of Fund+                                       4.57      4.36      3.27

+    Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

FIVE LARGEST SECTOR WEIGHTINGS(6)
ESCROWED/PREREFUNDED               13.4%
INSURED* - TRANSPORTATION          11.3%
INDUSTRIAL DEVELOPMENT BONDS       10.7%
INSURED* - GENERAL OBLIGATIONS      8.2%
HOSPITAL                            6.1%

(1) These returns do not include the 2.25% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or federal alternative minimum tax. Income may be subject to state tax. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) Taxable-equivalent figures assume maximum 38.6% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. Class C 1-year SEC return reflects 1% CDSC. (6) Five largest sector weightings account for 49.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change. *Private insurance does not decrease the risk of loss of principal associated with this investment.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Federal income tax information on distributions. For federal income tax purposes, 99.50% of the total dividends paid by the Fund from net investment income during the year ended March 31, 2002 was designated as an exempt-interest dividend.

Q:   How did the intermediate-maturity segment of the municipal market perform?

A: The intermediate range of the market responded well to the Fed's rate cuts, outperforming the longer-end of the market. For example, yields on five-year municipal bonds declined from 3.84% on March 31, 2001 to 3.29% on November 1, 2001, a decline of 55 basis points (0.55%). By comparison, yields on 30-year municipals fell from 5.24% to 5.14% over the same period, a decline of just 10 basis points (0.10%).

     When the Fed indicated late in November that its rate cuts were likely coming to an end, the intermediate segment of the market gave back some of its gains as the Fund's fiscal year drew to a close, although it continued to outperform the longer maturities. In general, the intermediate segment of the municipal market performed according to expectations, producing less volatility than the Treasury market and the longer-term municipal markets. Finally, given the second straight year of sharp losses in the equity markets, intermediate-term municipal investors had good reason to be pleased.

Q: Did you make any adjustments in the Portfolio in light of the difficult economic environment?

A: Yes, we did adjust the Portfolio somewhat to meet changing economic conditions. The primary shift was an effort to upgrade the quality of the Portfolio. At March 31, 2002, the average credit rating was A plus, two grades above the A minus credit rating of a year earlier. We accomplished that upgrade in several ways: a continued large weighting in escrowed bonds; an increase in the number of insured issues; an increased diversification within the Portfolio; and an increasing selectivity with respect to industrial development revenue bonds. These adjustments improved the quality of the Portfolio, made it less vulnerable to the economic downturn and enabled it to participate more fully in the market rally.

Q:   How did insured and escrowed issues contribute to upgrading the Portfolio?

A: The addition of insured bonds is especially significant in a recession. Just as a weak economy tends to reduce corporate profits, it also cuts into the tax base of states and municipalities, reduces user fees and results in lower revenues for industrial projects.

     Insured bonds are those that have been backed by municipal bond insurance arranged, in most cases, by the issuer. In the event of a default, the insurance company guarantees payment of principal and interest to the investors for the length of the default, although it does not lessen the market risk associated with the investment. Because of this protection to

[CHART]
PORTFOLIO QUALITY WEIGHTINGS(1)

NON-RATED        20.4%
AAA              43.5%
AA                7.2%
A                 9.5%
BBB              17.3%
BB                2.1%

PORTFOLIO OVERVIEW(1)
----------------------------------------
Number of Issues                    146
Average Rating                       A+
Duration                       5.6 Yrs.
Effective Maturity             9.4 Yrs.
Average Call                   7.9 Yrs.
Average Dollar Price             $99.46


(1) Because the Fund is actively managed, Portfolio Quality Ratings and Portfolio Overview are subject to change.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

principal and interest payments, most insured bonds carry the highest quality credit rating - AAA- and, therefore, add to the overall quality of the Portfolio.

Escrowed bonds are those that have been pre-refunded by their issuers to take advantage of a decline in interest rates. Similar to a homeowner refinancing a mortgage to lock in a better rate, the issuer benefits from lower rates. The investor who owns the original bonds continues to receive a fairly high coupon for the remaining period until the bonds are called. Because those bonds are backed by Treasuries, they are deemed to be the very highest quality.

Q:   What was the importance of broader diversification in the Portfolio?1

A: Diversification is a key element in managing risk. By expanding the Portfolio's diversification, we reduced our investment exposure to any single market sector or bond issuer, lessening the potential impact on the Portfolio of a single untoward event. At March 31, 2002, the Portfolio's investments included 146 issues, up from 120 issues a year earlier.

     This move neatly coincided with our increasing selectivity with respect to industrial development revenue bonds (IDRs). The recession has understandably created more difficult business conditions for many companies, a trend that can have a negative impact on IDR issues. Therefore, we reduced somewhat the Port-folio's exposure to the IDR segment from a year earlier. The Portfolio's IDR investments included some non-industrial issuers, such as food and personal care companies, which tend to be more immune to the effects of an economic downturn.

Q: Bill, looking ahead, what is your outlook for the high-yield municipal market?

A: I believe that the outlook for the municipal market is encouraging. According to most economic data, the worst of the economic downturn is behind us. While that means that the Fed's rate cuts are probably finished for this cycle, there is little reason to believe that rates will head sharply higher any time soon. As I suggested earlier, because the recession was fairly shallow, the recovery is likely to be equally modest. Therefore, we feel it's unlikely that the economy will generate worrisome inflation for the foreseeable future. That is good news for the bond market.

     In the meantime, many investors who were hurt by the equity collapse of the past two years have adjusted their portfolios to include income-producing vehicles. This trend has gathered more momentum as the first wave of baby-boomers prepares for retirement. As this generational sea-change occurs, we are likely to see a fairly significant shift in assets from growth- to income-oriented vehicles.

     I believe that this trend will benefit the municipal market, because, on an after-tax basis, municipal bonds continue to enjoy a significant advantage over Treasuries. With little sign of inflation on the horizon and the increasing popularity of tax-exempt bonds, I believe this is a good time to consider municipal bonds.

YOUR INVESTMENT AT WORK

CONNECTICUT DEVELOPMENT AUTHORITY FRITO-LAY CO.              [IMAGE OF BUILDING]

- Frito-Lay Company is the acknowledged leader among the nation's snack food producers, with a growing share of the $50 billion convenience food market. Since a 1965 merger, the company has been owned and operated by PepsiCo, Inc.

- The Connecticut Development Authority was created to funnel working capital to Connecticut-based businesses, and has financed $1.9 billion in economic initiatives since 1992. The Authority issued these bonds to finance the construction of Frito-Lay Company's distribution center in Norwalk.

- The bond carries an attractive coupon of 6.375% and is an example of the Portfolio's investment in NON-CYCLICAL industrial development revenue bonds. The food sector is typically less vulnerable to economic fluctuations than industrial companies.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NATIONAL LIMITED MATURITY LIMITED MATURITY MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPALS BOND INDEX(R)

MAY 31, 1992 - MARCH 31, 2002

               EATON VANCE
             NATIONAL LIMITED       LEHMAN BROTHERS
                 MATURITY           7-YEAR MUNICIPAL
   DATE      MUNICIPALS FUND           BOND INDEX
                 CLASS B
 5/31/1992       10,000                 10,000
 6/30/1992       10,120                 10,159
 7/31/1992       10,459                 10,462
 8/31/1992       10,327                 10,354
 9/30/1992       10,391                 10,438
10/31/1992       10,274                 10,368
11/30/1992       10,517                 10,522
12/31/1992       10,613                 10,608
 1/31/1993       10,722                 10,763
 2/28/1993       11,041                 11,093
 3/31/1993       10,905                 10,947
 4/30/1993       10,983                 11,015
 5/31/1993       11,031                 11,048
 6/30/1993       11,157                 11,250
 7/31/1993       11,180                 11,252
 8/31/1993       11,344                 11,451
 9/30/1993       11,441                 11,577
10/31/1993       11,464                 11,607
11/30/1993       11,391                 11,505
12/31/1993       11,549                 11,716
 1/31/1994       11,652                 11,840
 2/28/1994       11,465                 11,583
 3/31/1994       11,134                 11,274
 4/30/1994       11,193                 11,356
 5/31/1994       11,258                 11,413
 6/30/1994       11,224                 11,392
 7/31/1994       11,357                 11,553
 8/31/1994       11,381                 11,613
 9/30/1994       11,281                 11,502
10/31/1994       11,171                 11,387
11/30/1994       11,023                 11,221
12/31/1994       11,180                 11,391
 1/31/1995       11,369                 11,604
 2/28/1995       11,556                 11,866
 3/31/1995       11,627                 11,989
 4/30/1995       11,635                 12,021
 5/31/1995       11,821                 12,341
 6/30/1995       11,780                 12,330
 7/31/1995       11,880                 12,487
 8/31/1995       11,965                 12,634
 9/30/1995       12,029                 12,683
10/31/1995       12,117                 12,793
11/30/1995       12,228                 12,934
12/31/1995       12,279                 13,003
 1/31/1996       12,368                 13,129
 2/29/1996       12,302                 13,084
 3/31/1996       12,151                 12,956
 4/30/1996       12,133                 12,932
 5/31/1996       12,113                 12,913
 6/30/1996       12,149                 13,012
 7/31/1996       12,201                 13,120
 8/31/1996       12,233                 13,127
 9/30/1996       12,351                 13,246
10/31/1996       12,442                 13,388
11/30/1996       12,647                 13,612
12/31/1996       12,569                 13,570
 1/31/1997       12,538                 13,619
 2/28/1997       12,662                 13,732
 3/31/1997       12,553                 13,554
 4/30/1997       12,658                 13,624
 5/31/1997       12,803                 13,795
 6/30/1997       12,900                 13,927
 7/31/1997       13,133                 14,249
 8/31/1997       13,053                 14,149
 9/30/1997       13,163                 14,298
10/31/1997       13,221                 14,383
11/30/1997       13,296                 14,434
12/31/1997       13,493                 14,610
 1/31/1998       13,669                 14,763
 2/28/1998       13,719                 14,777
 3/31/1998       13,747                 14,777
 4/30/1998       13,702                 14,691
 5/31/1998       13,852                 14,908
 6/30/1998       13,899                 14,949
 7/31/1998       13,905                 14,999
 8/31/1998       14,048                 15,227
 9/30/1998       14,132                 15,423
10/31/1998       14,112                 15,445
11/30/1998       14,125                 15,487
12/31/1998       14,159                 15,520
 1/31/1999       14,250                 15,747
 2/28/1999       14,196                 15,657
 3/31/1999       14,200                 15,652
 4/30/1999       14,279                 15,689
 5/31/1999       14,250                 15,611
 6/30/1999       14,080                 15,386
 7/31/1999       14,088                 15,490
 8/31/1999       13,964                 15,455
 9/30/1999       13,917                 15,512
10/31/1999       13,732                 15,446
11/30/1999       13,826                 15,559
12/31/1999       13,695                 15,498
 1/31/2000       13,557                 15,460
 2/29/2000       13,675                 15,523
 3/31/2000       13,852                 15,743
 4/30/2000       13,809                 15,684
 5/31/2000       13,701                 15,649
 6/30/2000       13,954                 15,999
 7/31/2000       14,110                 16,201
 8/31/2000       14,290                 16,412
 9/30/2000       14,258                 16,362
10/31/2000       14,341                 16,501
11/30/2000       14,409                 16,578
12/31/2000       14,637                 16,903
 1/31/2001       14,723                 17,191
 2/28/2001       14,747                 17,203
 3/31/2001       14,856                 17,341
 4/30/2001       14,692                 17,185
 5/31/2001       14,804                 17,381
 6/30/2001       14,890                 17,467
 7/31/2001       15,081                 17,685
 8/31/2001       15,271                 17,952
 9/30/2001       15,228                 17,947
10/31/2001       15,293                 18,128
11/30/2001       15,196                 17,926
12/31/2001       15,115                 17,779
 1/31/2002       15,289                 18,115
 2/28/2002       15,451                 18,353
 3/31/2002       15,239                 17,951

Performance**                      Class A  Class B   Class C

AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                            3.39%    2.58%    2.58%
Five Years                          4.76     3.95     3.80
Life of Fund +                      4.82     4.36     3.27

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                            1.07%   -0.37%    1.60%
Five Years                          4.29     3.95     3.80
Life of Fund +                      4.57     4.36     3.27

+    Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93*

*    Source: TowersData, Bethesda, MD.

     The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index of intermediate-term municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/27/96 at net asset value would have been worth $13,116 on March 31, 2002; $12,822, including the Fund's 2.25% maximum sales charge. An investment in the Fund's Class C shares on 12/8/93 at net asset value would have been worth $13,066 on March 31, 2002.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002
Assets
------------------------------------------------------
Investment in National Limited Maturity
   Municipals Portfolio, at value
   (identified cost, $115,337,144)        $114,855,743
Receivable for Fund shares sold                 71,802
------------------------------------------------------
TOTAL ASSETS                              $114,927,545
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    895,359
Dividends payable                              226,633
Payable to affiliate for service fees            2,455
Accrued expenses                                29,975
------------------------------------------------------
TOTAL LIABILITIES                         $  1,154,422
------------------------------------------------------
NET ASSETS                                $113,773,123
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $120,552,024
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (6,195,582)
Accumulated distributions in excess of
   net investment income                      (101,918)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                           (481,401)
------------------------------------------------------
TOTAL                                     $113,773,123
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 83,647,264
SHARES OUTSTANDING                           8,487,663
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.86
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 97.75 of $9.86)       $      10.09
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 10,637,894
SHARES OUTSTANDING                           1,079,153
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.86
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 19,487,965
SHARES OUTSTANDING                           2,109,062
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.24
------------------------------------------------------

 On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2002
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $ 5,634,172
Expenses allocated from Portfolio            (531,489)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 5,102,683
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     2,056
Distribution and service fees
   Class A                                    116,477
   Class B                                     74,431
   Class C                                    110,941
Transfer and dividend disbursing agent
   fees                                        90,826
Registration fees                              40,521
Legal and accounting services                  17,719
Custodian fee                                  15,654
Printing and postage                            9,835
Miscellaneous                                  10,228
-----------------------------------------------------
TOTAL EXPENSES                            $   488,688
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 4,613,995
-----------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (707,317)
   Financial futures contracts                237,132
-----------------------------------------------------
NET REALIZED LOSS                         $  (470,185)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,271,045)
   Financial futures contracts                (39,566)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,310,611)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(1,780,796)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 2,833,199
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2002  MARCH 31, 2001
------------------------------------------------------------------------
From operations --
   Net investment income                  $    4,613,995  $    4,525,915
   Net realized loss                            (470,185)        (88,181)
   Net change in unrealized
      appreciation (depreciation)             (1,310,611)      2,179,294
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    2,833,199  $    6,617,028
------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class A                             $   (3,984,827) $   (3,850,949)
      Class B                                   (357,257)       (295,557)
      Class C                                   (522,049)       (302,831)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $   (4,864,133) $   (4,449,337)
------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $   23,696,486  $    5,880,119
      Class B                                  8,372,364       3,015,824
      Class C                                 15,693,887       3,084,188
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                  1,729,703       1,643,276
      Class B                                    139,152         129,206
      Class C                                    229,811         153,265
   Cost of shares redeemed
      Class A                                (13,952,688)    (13,073,403)
      Class B                                 (3,179,066)     (1,923,340)
      Class C                                 (3,648,399)     (3,598,245)
   Net asset value of shares exchanged
      Class A                                  2,337,018              --
      Class B                                 (2,337,018)             --
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $   29,081,250  $   (4,689,110)
------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   27,050,316  $   (2,521,419)
------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------
At beginning of year                      $   86,722,807  $   89,244,226
------------------------------------------------------------------------
AT END OF YEAR                            $  113,773,123  $   86,722,807
------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------
AT END OF YEAR                            $     (101,918) $      172,158
------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CLASS A
                                  ---------------------------------------------------------------------
                                                          YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.040          $ 9.790       $10.490      $10.580     $10.070
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.485          $ 0.531       $ 0.516      $ 0.519     $ 0.527
Net realized and unrealized
   gain (loss)                          (0.152)           0.241        (0.692)      (0.090)      0.488
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.333          $ 0.772       $(0.176)     $ 0.429     $ 1.015
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.513)         $(0.522)      $(0.524)     $(0.519)    $(0.505)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.513)         $(0.522)      $(0.524)     $(0.519)    $(0.505)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.860          $10.040       $ 9.790      $10.490     $10.580
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.39%            8.12%        (1.68)%       3.89%      10.50%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $83,647          $71,365       $75,081      $73,048     $59,992
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.91%            0.94%         1.03%        0.98%       0.99%
   Expenses after custodian
      fee reduction(4)                    0.88%            0.93%         1.01%        0.97%       0.98%
   Net investment income                  4.85%            5.37%         5.14%        4.96%       5.16%
Portfolio Turnover of the
   Portfolio                                12%              13%           27%          26%         41%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using the average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  ------------------------------------------------------------------------
                                                            YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999        1998(2)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.040          $ 9.790       $10.490      $10.580       $10.070
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.409          $ 0.461       $ 0.438      $ 0.412       $ 0.454
Net realized and unrealized
   gain (loss)                          (0.155)           0.232        (0.693)      (0.066)        0.488
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.254          $ 0.693       $(0.255)     $ 0.346       $ 0.942
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.434)         $(0.443)      $(0.445)     $(0.436)      $(0.432)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.434)         $(0.443)      $(0.445)     $(0.436)      $(0.432)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.860          $10.040       $ 9.790      $10.490       $10.580
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.58%            7.26%        (2.46)%       3.29%         9.52%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $10,638          $ 7,840       $ 6,452      $ 5,450       $11,538
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.66%            1.68%         1.81%        1.73%         1.73%
   Expenses after custodian
      fee reduction(4)                    1.63%            1.67%         1.79%        1.72%         1.72%
   Net investment income                  4.09%            4.61%         4.36%        4.23%         4.42%
Portfolio Turnover of the
   Portfolio                                12%              13%           27%          26%           41%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by less than $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.07% to 4.09%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using the average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           CLASS C
                                  ---------------------------------------------------------
                                                    YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999
-------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.400          $ 9.160       $ 9.820      $ 9.920
-------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------
Net investment income                  $ 0.379          $ 0.423       $ 0.401      $ 0.407
Net realized and unrealized
   gain (loss)                          (0.138)           0.225        (0.651)      (0.089)
-------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.241          $ 0.648       $(0.250)     $ 0.318
-------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------
From net investment income             $(0.401)         $(0.408)      $(0.410)     $(0.418)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.401)         $(0.408)      $(0.410)     $(0.418)
-------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.240          $ 9.400       $ 9.160      $ 9.820
-------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.58%            7.25%        (2.57)%       3.24%
-------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $19,488          $ 7,517       $ 7,712      $11,193
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.66%            1.69%         1.90%        1.81%
   Expenses after custodian
      fee reduction(4)                    1.63%            1.68%         1.88%        1.80%
   Net investment income                  4.05%            4.61%         4.26%        4.10%
Portfolio Turnover of the
   Portfolio                                12%              13%           27%          26%
-------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.03% to 4.05%. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using the average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held longer than (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. In addition, Class B shares acquired through the reinvestment of distributions will also convert to Class A shares in proportion to shares not acquired through reinvestment. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of paid shares of each class to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at March 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Effective January 1, 2001, the Portfolio adopted the provision of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to January 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $74,782 increase in undistributed net investment income and a corresponding $74,782 decrease in unrealized appreciation.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $5,850,274 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers will expire as follows on: March 31, 2010, $146,034, March 31, 2009, $248,691, March 31,
   2007, $60,400, March 31, 2006, $320,446, March 31, 2005, $1,120,027,
   March 31, 2004, $1,216,547 and March 31, 2003, $2,738,129. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated Investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 F Other -- Investment transactions are accounted for on a trade-date basis.
2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2001 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      2,369,418      592,635
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 173,272      166,574
    Redemptions                               (1,400,237)  (1,321,365)
    Exchange from Class B shares                 234,623           --
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                    1,377,076     (562,156)
    ------------------------------------------------------------------

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        837,593      304,347
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  13,940       13,108
    Redemptions                                 (318,869)    (195,676)
    Exchange to Class A shares                  (234,623)          --
    ------------------------------------------------------------------
    NET INCREASE                                 298,041      121,779
    ------------------------------------------------------------------

                                                YEAR ENDED MARCH 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,675,704      332,887
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  24,583       16,600
    Redemptions                                 (390,758)    (392,195)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                    1,309,529      (42,708)
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $12,903 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2002.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) and for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares
   (Class A Plan), (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 2002, the Fund paid or accrued $62,026 and $92,451 for Class B and Class C shares, respectively, to EVD, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $756,000 and $6,594,000 for Class B and Class C shares, respectively.

   The Plans authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.15% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended March 31, 2002 amounted to $116,477, $12,405, and $18,490 for Class A, Class B, and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see
   Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $28,000 and $3,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 2002, aggregated $50,056,964 and $25,439,930, respectively.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INVESTMENT TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) (the "Fund") as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 3, 2002

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 4.1%
-------------------------------------------------------------------------
     $  500        Carbon County, PA, IDA, (Panther Creek
                   Partners), (AMT), 6.65%, 5/1/10           $    532,250
        650        New Jersey EDA, (Trigen-Trenton), (AMT),
                   6.10%, 12/1/04                                 654,946
      1,195        New Jersey EDA, (Vineland Cogeneration),
                   (AMT), 7.875%, 6/1/19                        1,218,219
        800        Pennsylvania EDA, (Resource Recovery-
                   Northampton), (AMT), 6.75%, 1/1/07             821,528
      1,400        Pennsylvania EDA, (Resource
                   Recovery-Colver), (AMT), 7.05%, 12/1/10      1,469,860
-------------------------------------------------------------------------
                                                             $  4,696,803
-------------------------------------------------------------------------
Education -- 2.1%
-------------------------------------------------------------------------
     $  200        Connecticut HEFA, (Quinnipiac College),
                   6.00%, 7/1/13                             $    202,836
        850        New Hampshire HEFA, (Colby-Sawyer
                   College), 7.20%, 6/1/12                        895,313
      1,700        University of Illinois, 0.00%, 4/1/15          850,017
      1,000        University of Illinois, 0.00%, 4/1/16          468,280
-------------------------------------------------------------------------
                                                             $  2,416,446
-------------------------------------------------------------------------
Electric Utilities -- 2.6%
-------------------------------------------------------------------------
     $1,000        New Hampshire Business Finance Authority
                   Pollution Control, (Central Maine Power
                   Co.), 5.375%, 5/1/14                      $    983,820
      1,000        North Carolina Municipal Power Agency,
                   (Catawba), 6.375%, 1/1/13                    1,055,090
      1,000        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                             893,790
-------------------------------------------------------------------------
                                                             $  2,932,700
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 13.5%
-------------------------------------------------------------------------
     $  300        Connecticut HEFA, (Quinnipiac College),
                   Prerefunded to 07/01/03, 6.00%, 7/1/13    $    318,981
        140        Connecticut HEFA, (Sacred Heart
                   University), Prerefunded to 7/1/04,
                   6.00%, 7/1/08                                  154,543
        705        Florence, KY, Housing Facilities,
                   (Bluegrass Housing), Escrowed to
                   Maturity, 7.25%, 5/1/07                        751,749
      1,500        Grand Ledge, MI, Public School District,
                   (MBIA), Prerefunded to 5/1/04,
                   7.875%, 5/1/11                               1,675,380
      4,185        Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                                 898,352
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
     $3,500        Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 6.45%, 1/1/17       $  3,870,300
        780        Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 7.876%, 1/1/11           892,921
        293        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   Escrowed to Maturity, 7.125%, 7/15/02          297,214
      1,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/13          1,036,580
      3,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20(1)       2,980,230
      1,195        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   4.00%, 1/1/18                                1,069,059
        545        Richardson, TX, Hospital Authority
                   (Baylor/Richardson Medical Center),
                   Prerefunded to 12/01/03, 6.50%, 12/1/12        586,900
        905        Saint Tammany, LA, Public Trust Finance
                   Authority, (Christwood), Escrowed to
                   Maturity, 8.75%, 11/15/05                    1,009,102
-------------------------------------------------------------------------
                                                             $ 15,541,311
-------------------------------------------------------------------------
General Obligations -- 8.0%
-------------------------------------------------------------------------
     $  495        Detroit, MI, 6.40%, 4/1/05                $    535,872
      2,000        Detroit, MI, 6.50%, 4/1/02                   2,000,740
      1,000        Edcouch Elsa, TX, Independent School
                   District, (PSF), 4.75%, 8/15/22                907,000
        500        Kershaw County, SC, School District,
                   5.00%, 2/1/18                                  493,775
      1,800        Klein, TX, Independent School District,
                   5.00%, 8/1/15                                1,795,536
      1,650        McAllen, TX, Independent School
                   District, (PSF), 4.50%, 2/15/18              1,496,995
        265        New Fairfield, CT, 4.90%, 8/1/13               271,596
      1,000        New Jersey, 5.25%, 7/1/15                    1,043,190
        750        Ohio, 0.00%, 8/1/08(2)                         566,287
        115        Puerto Rico, 0.00%, 7/1/08                      87,633
-------------------------------------------------------------------------
                                                             $  9,198,624
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 2.3%
-------------------------------------------------------------------------
     $2,000        Illinois HFA, (Lutheran Social
                   Services), 6.125%, 8/15/10                $  1,918,340
        150        Pittsfield Township, MI, EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                      143,500
        571        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.00%, 12/1/36                  567,574
-------------------------------------------------------------------------
                                                             $  2,629,414
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Hospital -- 6.1%
-------------------------------------------------------------------------
     $  550        Colorado Health Facilities Authority,
                   (Parkview Medical Center), 5.75%, 9/1/09  $    570,466
        500        Colorado Health Facilities Authority,
                   (Parkview Memorial Hospital),
                   6.125%, 9/1/25                                 506,055
      1,700        Colorado Health Facilities Authority,
                   (Steamboat Springs Health),
                   5.00%, 9/15/03                               1,722,950
        125        Connecticut HEFA, (Griffin Hospital),
                   6.00%, 7/1/13                                  125,978
        750        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.00%, 10/1/08                                 739,305
        100        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.00%, 10/1/05                                 103,418
        100        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.10%, 10/1/06                                 103,962
        225        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.20%, 10/1/07                                 234,857
      1,000        Michigan Hospital Finance Authority,
                   (Gratiot Community Hospital),
                   6.10%, 10/1/07                               1,031,860
        400        New Hampshire HEFA, (Littleton Hospital
                   Association), 5.45%, 5/1/08                    383,576
        465        San Gorgonio, CA, Memorial Health Care
                   District, 5.60%, 5/1/11                        440,973
      1,000        Sullivan County, TN, Health Educational
                   and Housing Facility Board, (Wellmont
                   Health System ), 6.75%, 9/1/15               1,059,200
-------------------------------------------------------------------------
                                                             $  7,022,600
-------------------------------------------------------------------------
Housing -- 3.8%
-------------------------------------------------------------------------
     $  600        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                             $    588,918
      1,005        Illinois Development Finance Authority,
                   Elderly Housing, (Mattoon Tower),
                   (Section 8), 6.35%, 7/1/10                   1,015,151
        235        Illinois Development Finance Authority,
                   Elderly Housing, (Rome Meadows),
                   6.40%, 2/1/03                                  235,451
      1,145        Illinois Development Finance Authority,
                   Elderly Housing, (Rome Meadows),
                   6.65%, 2/1/06                                1,149,855
        710        Sandaval County, NM, Multifamily,
                   6.00%, 5/1/32                                  714,430
        385        Texas Student Housing Corp., (University
                   of Northern Texas), 6.75%, 7/1/16              377,539
        250        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06             247,875
-------------------------------------------------------------------------
                                                             $  4,329,219
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Industrial Development Revenue -- 9.2%
-------------------------------------------------------------------------
     $  520        Austin, TX, (Cargoport Development LLC),
                   (AMT), 7.50%, 10/1/07                     $    529,344
        445        Austin, TX, (Cargoport Development LLC),
                   (AMT), 8.30%, 10/1/21                          469,858
        500        Cartersville, GA, Development Authority
                   Waste and Wastewater Facility,
                   (Anheuser-Busch ), (AMT), 5.10%, 2/1/12        499,775
        625        Connecticut Development Authority,
                   (Frito Lay), 6.375%, 7/1/04                    625,944
        250        Eastern Connecticut Resources Recovery
                   Authority, (Wheelabrator Lisbon), (AMT),
                   5.00%, 1/1/03                                  251,035
      1,500        Houston, TX, Industrial Development
                   Corp., (AMT), 6.375%, 1/1/23                 1,470,075
      1,000        Illinois Development Finance Authority
                   PCR, (AMT), 5.00%, 6/1/28                      987,250
        900        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                         836,685
        500        Jones County, MS, (International Paper),
                   5.80%, 10/1/21                                 480,270
        485        Kimball, NE, EDA, (Clean Harbors),
                   (AMT), 10.75%, 9/1/26                          495,015
        750        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Los Angeles
                   International Terminal Four),
                   7.125%, 12/1/24                                728,025
      1,000        Michigan Job Development Authority,
                   (General Motors Corp.), PCR,
                   5.55%, 4/1/09                                1,000,210
      1,041        Michigan State Strategic Fund, (Crown
                   Paper), 6.25%, 8/1/12(2)                       148,360
        500        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                                 478,015
      1,000        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                  912,500
        500        Peru, IL, (Freightways Corp.),
                   5.25%, 11/1/03                                 508,175
         56        Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                                 12,873
         24        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                                 11,625
        121        Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                                 54,973
        180        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(2)                              1,258
         70        Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(2)                                492
-------------------------------------------------------------------------
                                                             $ 10,501,757
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Education -- 0.2%
-------------------------------------------------------------------------
     $  500        Southern Illinois University, Housing
                   and Auxiliary Facilities, (MBIA),
                   0.00%, 4/1/17                             $    219,860
-------------------------------------------------------------------------
                                                             $    219,860
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.5%
-------------------------------------------------------------------------
     $  750        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT), 5.35%, 12/1/16  $    760,590
        500        Muscatine, IA, Electric, (AMBAC),
                   5.50%, 1/1/11                                  533,775
        500        Muscatine, IA, Electric, (AMBAC),
                   5.50%, 1/1/12                                  534,010
      1,000        Puerto Rico Electric Power Authority,
                   (XLCA), 5.375%, 7/1/18                       1,046,430
-------------------------------------------------------------------------
                                                             $  2,874,805
-------------------------------------------------------------------------
Insured-General Obligations -- 4.4%
-------------------------------------------------------------------------
     $  250        Brighton, MI, School District, (AMBAC),
                   0.00%, 5/1/20                             $     91,398
        150        Hartland, MI, School District, (FGIC),
                   5.125%, 5/1/17                                 149,999
      1,000        Hillsborough Township, NJ, School
                   District, (FSA), 5.375%, 10/1/18             1,044,670
      1,470        Parchment, MI, School District, (MBIA),
                   5.00%, 5/1/25                                1,435,499
      1,400        Springfield, OH, City School District,
                   (FGIC), 5.00%, 12/1/17                       1,385,664
      2,000        St. Louis, MO, Board of Education,
                   (FSA), 0.00%, 4/1/16                           948,380
-------------------------------------------------------------------------
                                                             $  5,055,610
-------------------------------------------------------------------------
Insured-Hospital -- 2.8%
-------------------------------------------------------------------------
     $  375        Akron, Bath and Copley, OH, Township,
                   Hospital District, (Childrens Hospital
                   Center), (FSA), 5.25%, 11/15/15           $    384,034
      1,180        Akron, Bath and Copley, OH, Township,
                   Hospital District, (Childrens Hospital
                   Center), (FSA), 5.25%, 11/15/16              1,199,647
      2,000        El Paso County, TX, Hospital District,
                   (MBIA), 0.00%, 8/15/06                       1,676,760
-------------------------------------------------------------------------
                                                             $  3,260,441
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 2.6%
-------------------------------------------------------------------------
     $2,000        Forsyth, MT, PCR, (Avista Corp.),
                   (AMBAC), 5.00%, 10/1/32                   $  2,000,420
        500        Monroe County, MI, (Detroit Edison),
                   (AMBAC), (AMT), 6.35%, 12/1/04                 536,480
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Industrial Development Revenue (continued)
-------------------------------------------------------------------------
     $  400        Piedmont, SC, Municipal Power Agency,
                   (MBIA), 5.00%, 1/1/15                     $    396,064
-------------------------------------------------------------------------
                                                             $  2,932,964
-------------------------------------------------------------------------
Insured-Miscellaneous -- 0.9%
-------------------------------------------------------------------------
     $1,000        Missouri Development Finance Board
                   Cultural Facility, (Nelson Gallery
                   Foundation), (MBIA), 5.25%, 12/1/14       $  1,038,750
-------------------------------------------------------------------------
                                                             $  1,038,750
-------------------------------------------------------------------------
Insured-Transportation -- 11.3%
-------------------------------------------------------------------------
     $  600        Connecticut Airport, (Bradley
                   International Airport), (FGIC),
                   7.40%, 10/1/04                            $    644,490
      1,000        Denver, CO, City and County Airport,
                   (FSA), (AMT), 5.00%, 11/15/11                1,001,840
      1,000        Houston, TX, Airport System, (FGIC),
                   (AMT), 5.50%, 7/1/12                         1,031,530
      2,000        Kenton County, KY, Airport,
                   (Cincinnati/Northern Kentucky), (MBIA),
                   (AMT), 5.625%, 3/1/13                        2,078,520
      1,000        Metropolitan Transportation Authority,
                   NY, Commuter Facilities, (AMBAC),
                   5.00%, 7/1/20                                  994,590
      1,000        Metropolitan Transportation Authority,
                   NY, Transit Facilities, (FGIC),
                   4.50%, 4/1/18                                  937,490
        500        Metropolitan Transportation Authority,
                   NY, Transit Facilities, (MBIA),
                   5.00%, 7/1/17                                  502,530
      1,430        Minneapolis and St. Paul, MN,
                   Metropolitan Airports Commission
                   Airport, (FGIC), (AMT), 6.00%, 1/1/11        1,532,917
      1,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/18                               1,057,110
      2,000        Port Authority NY and NJ, (MBIA), (AMT),
                   5.50%, 10/15/06                              2,129,120
      1,000        Port Seattle, WA, (MBIA), (AMT),
                   6.00%, 2/1/11                                1,072,530
-------------------------------------------------------------------------
                                                             $ 12,982,667
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.6%
-------------------------------------------------------------------------
     $2,000        Honolulu, HI, Wastewater System, (FGIC),
                   0.00%, 7/1/11                             $  1,274,100
        630        Kannapolis, NC, Water & Sewer, (FSA),
                   4.50%, 2/1/12                                  603,584
-------------------------------------------------------------------------
                                                             $  1,877,684
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Miscellaneous -- 1.6%
-------------------------------------------------------------------------
     $1,080        New York, United Nations Development
                   Corp., 5.00%, 7/1/06                      $  1,080,853
        720        Santa Fe, NM, (Crow Hobbs),
                   8.25%, 9/1/05                                  713,498
-------------------------------------------------------------------------
                                                             $  1,794,351
-------------------------------------------------------------------------
Nursing Home -- 2.8%
-------------------------------------------------------------------------
     $  500        Citrus County, FL, IDA, (Beverly
                   Enterprises), 5.00%, 4/1/03               $    498,485
        900        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                           921,330
        170        Fairfield, OH, EDA, (Beverly
                   Enterprises), 8.50%, 1/1/03                    171,994
        915        Massachusetts IFA, (Age Institute of
                   Massachusetts), 7.60%, 11/1/05                 909,849
        305        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   5.25%, 2/1/04                                  293,139
        500        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29                 466,135
-------------------------------------------------------------------------
                                                             $  3,260,932
-------------------------------------------------------------------------
Other Revenue -- 2.5%
-------------------------------------------------------------------------
     $  890        Barona, CA, (Band of Mission Indians),
                   8.25%, 1/1/20                             $    921,960
      1,000        Mohegan Tribe, CT, Gaming Authority,
                   5.375%, 1/1/11                                 976,400
        500        Saint Louis, MO, IDA, (Saint Louis
                   Convention Center), (AMT),
                   7.20%, 12/15/28                                518,435
        500        San Juan, NM, Pueblo Development
                   Authority, 7.00%, 10/15/06                     473,095
-------------------------------------------------------------------------
                                                             $  2,889,890
-------------------------------------------------------------------------
Pooled Loans -- 3.6%
-------------------------------------------------------------------------
     $1,900        Arizona Educational Loan Marketing
                   Corp., (AMT), 6.25%, 6/1/06               $  2,009,573
      1,000        Arizona Student Loan Acquisition
                   Authority, (AMT), 7.625%, 5/1/10             1,077,380
      1,000        Arkansas State Student Loan Authority,
                   (AMT), 6.25%, 6/1/10                         1,037,340
-------------------------------------------------------------------------
                                                             $  4,124,293
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 3.6%
-------------------------------------------------------------------------
     $  780        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                           $    690,440
      1,105        Arizona Health Facilities Authority,
                   (Care Institute, Inc.-Mesa),
                   7.625%, 1/1/06(3)                              719,653
        300        Kalamazoo, MI, (Friendship Village),
                   6.125%, 5/15/17                                289,239
        500        Kansas City, MO, IDR, (Kingswood Manor),
                   5.80%, 11/15/17                                446,095
        245        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                                  220,988
        360        Mesquite, TX, Health Facilities
                   Development, (Christian Care Centers),
                   7.00%, 2/15/10                                 365,173
        395        Michigan Hospital Finance Authority,
                   (Presbyterian Villages), 6.20%, 1/1/06         408,971
        730        New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.00%, 10/1/07              590,351
        495        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33(2)                               418,622
-------------------------------------------------------------------------
                                                             $  4,149,532
-------------------------------------------------------------------------
Special Tax Revenue -- 5.1%
-------------------------------------------------------------------------
     $  500        Battle Creek, MI, Downtown Development
                   Authority, 6.65%, 5/1/02                  $    501,725
        500        Cottonwood, CO, Water and Sanitation
                   District, 7.75%, 12/1/20                       534,390
      2,000        Detroit, MI, Downtown Development
                   Authority Tax Increment, 0.00%, 7/1/21         641,800
        250        Frederick County, MD, Urbana Community
                   Development Authority, 6.625%, 7/1/25          252,833
        500        Heritage Palms Community Development
                   District, FL, Capital Improvements,
                   6.25%, 11/1/04                                 501,680
      1,000        Laredo, TX, Certificates of Obligation,
                   4.50%, 2/15/17                                 919,760
        400        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                        371,660
      1,000        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/15/23                     919,380
      1,000        New York Local Government Assistance
                   Corp., 5.25%, 4/1/16                         1,040,840
        210        Stoneybrook, FL, West Community
                   Development District, 6.45%, 5/1/10            211,363
-------------------------------------------------------------------------
                                                             $  5,895,431
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 2.2%
-------------------------------------------------------------------------
     $  500        Eagle County, CO, Airport Terminal
                   Corp., (American Airlines), (AMT),
                   6.75%, 5/1/06                             $    494,720
      1,000        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27               999,510
      1,000        Port Authority of New York and New
                   Jersey, 5.375%, 3/1/28                       1,000,090
-------------------------------------------------------------------------
                                                             $  2,494,320
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.4%
   (identified cost, $114,593,646)                           $114,120,404
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.6%                       $    735,348
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $114,855,752
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At March 31, 2002, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

Texas                                               11.1%
Others, representing less than 10% individually     88.3%

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 30.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.9% to 11.4% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

 (2)  Non-income producing security.

 (3)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $114,593,646)        $114,120,404
Receivable for investments sold                325,000
Interest receivable                          1,937,642
Receivable for daily variation margin on
   open financial futures contracts             67,500
Prepaid expenses                                   405
------------------------------------------------------
TOTAL ASSETS                              $116,450,951
------------------------------------------------------

Liabilities
------------------------------------------------------
Demand note payable                       $  1,500,000
Due to bank                                     85,133
Accrued expenses                                10,066
------------------------------------------------------
TOTAL LIABILITIES                         $  1,595,199
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $114,855,752
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $115,337,153
Net unrealized depreciation (computed on
   the basis of identified cost)              (481,401)
------------------------------------------------------
TOTAL                                     $114,855,752
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $ 5,634,172
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 5,634,172
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   464,109
Trustees' fees and expenses                     7,608
Custodian fee                                  61,231
Legal and accounting services                  12,840
Miscellaneous                                  16,237
-----------------------------------------------------
TOTAL EXPENSES                            $   562,025
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    30,536
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    30,536
-----------------------------------------------------

NET EXPENSES                              $   531,489
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 5,102,683
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (707,317)
   Financial futures contracts                237,132
-----------------------------------------------------
NET REALIZED LOSS                         $  (470,185)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,271,043)
   Financial futures contracts                (39,566)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,310,609)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(1,780,794)
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 3,321,889
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2002  MARCH 31, 2001
------------------------------------------------------------------------
From operations --
   Net investment income                  $    5,102,683  $    4,909,712
   Net realized loss                            (470,185)        (88,181)
   Net change in unrealized
      appreciation (depreciation)             (1,310,609)      2,179,292
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $    3,321,889  $    7,000,823
------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   50,056,964  $   12,004,221
   Withdrawals                               (25,439,930)    (22,024,768)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $   24,617,034  $  (10,020,547)
------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   27,938,923  $   (3,019,724)
------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------
At beginning of year                      $   86,916,829  $   89,936,553
------------------------------------------------------------------------
AT END OF YEAR                            $  114,855,752  $   86,916,829
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED MARCH 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.57%        0.61%       0.65%       0.61%       0.60%
   Expenses after custodian
      fee reduction                    0.54%        0.60%       0.63%       0.60%       0.59%
   Net investment income               5.18%        5.68%       5.49%       5.32%       5.53%
Portfolio Turnover                       12%          13%         27%         26%         41%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        3.75%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $114,856      $86,917     $89,937     $89,966     $93,127
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of the net investment income to average net assets from 5.16% to 5.18%. Ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of current income exempt from regular federal income tax and (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on all fixed-income securities. Prior to January 1, 2001, the Portfolio did not amortize market discounts on fixed-income securities. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $74,782 increase in cost of securities and a corresponding $74,782 decrease in net unrealized appreciation, based on securities held by the Portfolio on December 31, 2001.

   The effect of this change for the year ended March 31, 2002 was an increase in net investment income of $23,938, an increase of net realized losses of $997 and a decrease in net unrealized appreciation of $22,941.

   Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, effective January 1, 2001, the Portfolio reclassified losses/gains realized on prepayments received on mortgage-backed securities, previously included in realized gains/losses, as part of interest income.

   The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its respective investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 2002, the fee was equivalent to 0.47% of the Portfolio's average net assets for such period and amounted to $464,109. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2002, no significant amounts have been deferred.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings may be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 2002, the Portfolio had balances outstanding pursuant to this line of credit of $1,500,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 2002.

4 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $42,214,801 and $11,343,195 respectively, for the year ended March 31, 2002.

5 Federal Income Tax Basis of Investments
-------------------------------------------

   The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $114,521,030
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,719,234
    Gross unrealized depreciation               (3,119,860)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $   (400,626)
    ------------------------------------------------------

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments as of March 31, 2002, is as follows:

                                       FUTURES CONTRACTS
    ---------------------------------------------------------------------------------------
    EXPIRATION                                                       NET UNREALIZED
    DATE(S)      CONTRACTS                                 POSITION  DEPRECIATION
    ---------------------------------------------------------------------------------------
    6/02         80 U.S. Treasury Bond                     Short     $               (8,159)

   At March 31, 2002, the Portfolio had sufficient cash and/or securities to cover margin requirements on open future contracts.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of National Limited Maturity Municipals Portfolio (the "Portfolio"), including the portfolio of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 3, 2002

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

MANAGEMENT AND ORGANIZATION (UNAUDITED)

FUND MANAGEMENT. The Trustees of Eaton Vance Investment Trust (the Trust), of which Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a series and National Limited Maturity Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS           FUND AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY
        AND AGE             PORTFOLIOS       SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz(1)  Trustee         Since 1998        President and Chief              167                    None
Age 42                                                      Executive Officer of
The Eaton Vance Building                                    National Financial
255 State Street                                            Partners (financial
Boston, MA 02109                                            services company)
                                                            (since April 1999).
                                                            President and Chief
                                                            Operating Officer of
                                                            John A. Levin & Co.
                                                            (registered investment
                                                            advisor) (July 1997 to
                                                            April 1999) and a
                                                            Director of Baker,
                                                            Fentress & Company,
                                                            which owns John A.
                                                            Levin & Co., a
                                                            registered investment
                                                            advisor (July 1997 to
                                                            April 1999). Executive
                                                            Vice President of Smith
                                                            Barney Mutual Funds
                                                            (July 1994 to June
                                                            1997).
James B. Hawkes(2)        Vice President  Vice President    Chairman, President and          172           Director of EVC, EV and
Age 60                    and Trustee     and Trustee of    Chief Executive Officer                                 EVD.
The Eaton Vance Building                  Trust since 1985  of BMR, EVM and their
255 State Street                          and of Portfolio  corporate parent, Eaton
Boston, MA 02109                          since 1992        Vance Corp. (EVC), and
                                                            corporate trustee,
                                                            Eaton Vance, Inc. (EV);
                                                            Vice President of EVD.
                                                            President or officer of
                                                            172 funds managed by
                                                            EVM or its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

MANAGEMENT AND ORGANIZATION (UNAUDITED) CONT'D

DISINTERESTED TRUSTEES

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS           FUND AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY
        AND AGE             PORTFOLIOS       SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          Trustee         Trustee of Trust  President of Dwight              172           Trustee/Director of the
Age 70                                    since 1986 and    Partners, Inc.                                 Royce Funds (consisting
The Eaton Vance Building                  of Portfolio      (corporate relations                           of 17 portfolios).
255 State Street                          since 1992        and communications
Boston, MA 02109                                            company).
Samuel L. Hayes, III      Trustee         Trustee of Trust  Jacob H. Schiff                  172           Director of Tiffany &
Age 67                                    since 1986 and    Professor of Investment                        Co. (specialty retailer)
The Eaton Vance Building                  of Portfolio      Banking Emeritus,                              and Telect, Inc.
255 State Street                          since 1992        Harvard University                             (telecommunications
Boston, MA 02109                                            Graduate School of                             services company)
                                                            Business
                                                            Administration.
Norton H. Reamer          Trustee         Trustee of Trust  Chairman and Chief               172                    None
Age 66                                    since 1985 and    Operating Officer,
The Eaton Vance Building                  of Portfolio      Hellman, Jordan
255 State Street                          since 1992        Management Co., Inc.
Boston, MA 02109                                            (an investment
                                                            management company).
                                                            President, Unicorn
                                                            Corporation (investment
                                                            and financial advisory
                                                            services company)
                                                            (since September 2000).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual
                                                            funds).
Lynn A. Stout             Trustee         Since 1998        Professor of Law,                167                    None
Age 44                                                      University of
The Eaton Vance Building                                    California at Los
255 State Street                                            Angeles School of Law
Boston, MA 02109                                            (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center
                                                            (prior to July 2001).
Jack L. Treynor           Trustee         Trustee of Trust  Investment Adviser and           169                    None
Age 72                                    since 1985 and    Consultant.
The Eaton Vance Building                  of Portfolio
255 State Street                          since 1992
Boston, MA 02109
-----------------------------------------------------------------------------------------------------------------------------------

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 2002

MANAGEMENT AND ORGANIZATION (UNAUDITED) CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)             TERM OF
     NAME, ADDRESS            WITH THE FUND           OFFICE AND       PRINCIPAL OCCUPATION(S)
        AND AGE              AND PORTFOLIOS      LENGTH OF SERVICE(3)  DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
William H. Ahern, Jr.     Vice President of      Since 1998            Vice President of EVM
Age 42                    Portfolio                                    and BMR. Officer of 34
The Eaton Vance Building                                               investment companies
255 State Street                                                       managed by EVM or BMR.
Boston, MA 02109
Thomas J. Fetter          President              President of Trust    Vice President of EVM
Age 58                                           since 1990 and of     and BMR. Officer of 112
The Eaton Vance Building                         Portfolio since 1993  investment companies
255 State Street                                                       managed by EVM or BMR.
Boston, MA 02109
Robert B. MacIntosh       Vice President         Since 1993            Vice President of EVM
Age 45                                                                 and BMR. Officer of 111
The Eaton Vance Building                                               investment companies
255 State Street                                                       managed by EVM or BMR.
Boston, MA 02109
Alan R. Dynner            Secretary              Since 1997            Vice President,
Age 61                                                                 Secretary and Chief
The Eaton Vance Building                                               Legal Officer of BMR,
255 State Street                                                       EVM and EVC; Vice
Boston, MA 02109                                                       President, Secretary
                                                                       and Clerk of EVD.
                                                                       Secretary of 172 funds
                                                                       managed by EVM and its
                                                                       affiliates.
James L. O'Connor         Treasurer              Treasurer of Trust    Vice President of BMR
Age 56                                           since 1989 and of     and EVM; Vice President
The Eaton Vance Building                         Portfolio since 1992  of EVD. Treasurer of
255 State Street                                                       172 funds managed by
Boston, MA 02109                                                       EVM and its affiliates.
----------------------------------------------------------------------------------------------

INVESTMENT ADVISER OF NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122


EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN,
  SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU
                             INVEST OR SEND MONEY.

439-5/02                                                                 LNASRC